Exhibit 10.4

CONDITIONAL BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that ONSET FINANCIAL, INC. (hereinafter the “Seller”), having it principal place of business at 10813 South River Front Pkwy., Suite 450, South Jordan, UT 84095, upon receipt of the consideration specified below, hereby sells, assigns and transfers all of its right, title and interest in and to the Property described herein to:

GREAT BASIN SCIENTIFIC, INC. (hereafter “Buyer”)

2441 S. 3850 W.

Salt Lake City, UT 84120

Property: As more fully described per the attached Exhibit A of One (1) page, which by reference to becomes part hereof (hereinafter the “Property”).

Seller hereby represents and warrants to Buyer that: (i) Seller is the absolute owner of said Property; (ii) the Property is free and clear of all liens, charges and encumbrances (except the “Lease” specified herein); (iii) Seller has full right, power and authority to sell, assign, and transfer said Property, to make this Bill of Sale and that said sale has been duly authorized by all necessary action of Seller.  Seller hereby assigns to Buyer all manufacturer, vendor and licensor representations, warranties and indemnities with respect to the Property. Seller sells the Property “as-is, where-is”, without representation or warranty as to the present condition of the Property.

The Property is subject to Lease Schedule No. 001 dated October 16, 2013, as amended by Amendment No. 1 dated December 10, 2013 and Lease Schedule No. 002 dated March 14, 2014, as amended by Amendment No. 1 dated March 18, 2014 (collectively the “Schedule”) to Master Lease Agreement No. OFI0545174 dated October 16, 2013 (the “Master Lease”) between Seller (the “Lessor”) and Great Basin Scientific, Inc. (the “Lessee”).  The Schedule and the Master Lease are referenced herein collectively as the “Lease”.

Lessor has received all Monthly Rentals payments through April 2017.  The deposit Lessor currently holds will be retained by Lessor.  Upon Lessor’s receipt of the consideration specified below, Seller agrees that the Lease shall terminate and be of no further force or effect and the Lessee shall have no further obligation under the Lease.

The consideration required by the Seller for its sale and assignment of the Property to the Buyer and termination of the Lease is ONE MILLION AND 00/100 Dollars ($1,000,000.00) (the “Payoff Amount”) which is due and payable upon receipt, pursuant to the invoice attached hereto.  The Bill of Sale shall be null and void if payment is not received on or before April 14, 2017.  Upon receipt of the Payoff Amount, Seller shall release or cause to be released i) all UCC financing statements it has filed or which have been filed against it with respect to the Property and Lease, and ii) all Letters of Credit issued to secure the Lease.

THIS BILL OF SALE IS SUBJECT TO AND EXPRESSLY CONDITIONED UPON AND SHALL NOT TAKE EFFECT UNTIL PAYMENT IN FULL IS MADE FOR THE PROPERTY AS PROVIDED HEREIN.

SELLER:

ONSET FINANCIAL, INC.

BY:  /s/ Nancy Eggan

TITLE:  Executive Vice President

Date:  April 12, 2017

Exhibit A

SCHEDULE 001
QTY	DESCRIPTION	SERIAL #

125	MOLECULAR DIAGNOSITIC ANALYZERS AT	5.47, 5.103, 5.050, 5.171, 5.250, 5.141, 5.157, 5.152, 5.109,
	GREAT BASIN CUSTOMER/HOSPITAL SITES	5.074, 5.172, 5.173, 5.124, 5.132, 5.159, 5.201, 5.202, 5.198,
	USED TO DIAGNOSE INFECTIOUS DISEASE	5.49, 5.055, 5.150, 5.197, 5.179, 5.148, 5.183, 5.195, 5.199,
	USING GREAT BASIN'S PROPRIETARY	5.46, 5.122, 5.155, 5.156, 5.106, 5.027, 5.57, 5.59, 5.104,
	PORTRAIT DIAGNOSTIC CARTIRDGES	5.190, 5.180, 5.185, 5.181, 5.233, 5.214, 5.189, 5.131, 5.164,
	ITEM # PA500	5.166, 5.161, 5.62, 5.100, 5.080, 5.082, 5.211, 5.188, 5.085,
5.072, 5.192, 5.193, 5.196, 5.227, 5.240, 5.229, 5.177, 5.178,
5.200, 5.182, 5.56, 5.113, 5.151, 5.158, 5.217, 5.230, 5.234,
5.248, 5.107, 5.108, 5.236, 5.194, 5.83, 5.213, 5.175, 5.209,
5.125, 5.145, 5.073, 5.060, 5.226, 5.239, 5.210, 5.216, 5.099,
5.121, 5.77, 5.129, 5.037, 5.79, 5.116, 5.165, 5.246, 5.249,
5.112, 5.208, 5.015, 5.65, 5.102, 5.127, 5.105, 5.123, 5.022,
5.039, 5.018, 5.044, 5.117, 5.101, 5.066, 5.25, 5.087, 5.242,
5.142, 5.143, 5.144, 5.139, 5.222, 5.237, 5.110, 5.254

SCHEDULE 002
QTY	DESCRIPTION	SERIAL #

75	MOLECULAR DIAGNOSITIC ANALYZERS AT	5.223, 5.278, 5.279, 5.268, 5.215, 5.034, 5.163, 5.130, 5.263,
	GREAT BASIN CUSTOMER/HOSPITAL SITES	5.031, 5.069, 5.078, 5.287, 5.253, 5.272, 5.266, 5.176, 5.184,
	USED TO DIAGNOSE INFECTIOUS DISEASE	5.191, 5.235, 5.167, 5.283, 5.098, 5.089, 5.088, 5.220, 5.221,
	USING GREAT BASIN'S PROPRIETARY	5.218, 5.174, 5.140, 5.219, 5.225, 5.187, 5.256, 5.257, 5.086,
	PORTRAIT DIAGNOSTIC CARTIRDGES	5.003, 5.205, 5.282, 5.259, 5.169, 5.251, 5.137, 5.138, 5.224,
	ITEM # PA500	5.258, 5.245, 5.255, 5.146, 5.269, 5.271, 5.289, 5.290, 5.260,
5.136, 5.275, 5.053, 5.154, 5.267, 5.281, 5.291, 5.203, 5.204,
5.207, 5.61, 5.153, 5.115, 5.277, 5.292, 5.134, 5.231, 5.206,
5.280, 5.262, 5.064